SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 19, 1998
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                      21703
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Address of principal executive offices                                (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      -----------
(EX-23)                                Consent of PricewaterhouseCoopers LLP,
                                       independent Certified Public Accountants of Financial Security Assurance Inc. in connection with Norwest Asset Securities
                                       Corporation, Mortgage Pass-Through
                                       Certificates, Series 1998-32

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORWEST ASSET SECURITIES CORPORATION


November 19, 1998

                                         By: /s/ B. David Bialzak
                                             -------------------------
                                             B. David Bialzak
                                             Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(EX-23)                   Consent of PricewaterhouseCoopers LLP,       E
                          independent Certified Public
                          Accountants of Financial Security
                          Assurance Inc. in connection with
                          Norwest Asset Securities Corporation,
                          Mortgage Pass-Through Certificates,
                          Series 1998-32